    Exhibit 99.1

Century Aluminum Company Reports Second Quarter 2024 Results

Chicago, August 8, 2024 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced its second quarter 2024 results.

Business Highlights

•Net sales of $560.8 million
•Realized LME aluminum price of $2,288/MT in second quarter is up $98/MT from prior quarter
•Reported net loss attributable to Century stockholders of $2.5 million and adjusted EBITDA attributable to Century stockholders of $34.2 million1
•Cash and cash equivalents of $41.3 million and strong liquidity of $342.6 million as of June 30, 2024

Second Quarter 2024 Financial Results

$MM (except shipments and per share data)
	Q2 2024	Q1 2024
Aluminum shipments (tonnes)	167,908	174,627
Net sales	$560.8	$489.5
Net (loss) income attributable to Century stockholders	$(2.5)	$246.8
Diluted (loss) earnings per share attributable to Century stockholders	$(0.03)	$2.26
Adjusted net income (loss) attributable to Century stockholders(1)	$0.7	$(3.0)
Adjusted earnings (loss) per share attributable to Century stockholders(1)	$0.01	$(0.03)
Adjusted EBITDA attributable to Century stockholders(1)	$34.2	$25.0

Notes:
(1) Non-GAAP measure; see reconciliation of GAAP to non-GAAP financial measures.
Net sales for the second quarter ended June 30, 2024 increased by $71.3 million sequentially primarily due to higher LME aluminum price, regional and value-added product premiums.
Century reported net loss attributable to Century stockholders of $2.5 million for the second quarter of 2024, a $249.3 million decrease sequentially. The decrease in net earnings during the second quarter of 2024 was primarily driven by the recognition of the bargain purchase gain from the Jamalco acquisition of $245.9 million in the first quarter of 2024. Second quarter results were also impacted by $3.2 million of net exceptional items, in particular, $3.5 million of stock based compensation costs. Therefore, Century reported an adjusted net income of $0.7 million for the second quarter of 2024, a $3.7 million change sequentially.

Adjusted EBITDA attributable to Century stockholders for the second quarter of 2024 was $34.2 million. This was an increase of $9.2 million from the prior quarter, primarily driven by favorable realized LME and regional price premiums of $21.8 million, partially offset by lower volume of $7.2 million and additional operating expenses for deferred first quarter maintenance of $5.4 million.
Century's liquidity position at June 30, 2024, comprised of cash and cash equivalents of $41.3 million and $301.3 million in combined borrowing availability, was $342.6 million, an increase of $40.6 million from the prior quarter.
"Strong operating performance drove improved financial results in the second quarter and leave us well-positioned to benefit from higher aluminum prices in the third quarter and beyond,” said Century President and CEO Jesse Gary. “Recently announced trade-enforcement actions in the US and EU continue to show the value of Century’s production assets in North America and Europe, with direct access to these markets and the ability to offer short, secure supply chains to our valuable customers."
Third Quarter 2024 Outlook

The company expects third quarter Adjusted EBITDA to range between $65 to $75 million based on higher LME and regional premium prices and timing of shipments, partially offset by increased power costs.

About Century Aluminum Company

With its corporate headquarters located in Chicago, IL, Century Aluminum owns and operates primary aluminum smelting facilities in the United States and Iceland and is the majority owner and managing partner of the Jamalco alumina refinery in Jamaica. Visit www.centuryaluminum.com for more information.
Non-GAAP Financial Measures
Adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance. These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash. Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management. The tables below, under the heading "Reconciliation of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies.  Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures.
Cautionary Statement
This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the "safe harbor" created by section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are statements about future events and are based on our current expectations. These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may." Forward-looking statements, for example, may include statements regarding: Our assessment of global and local financial and economic conditions; Our assessment of the aluminum market and aluminum prices (including premiums); Our assessment of alumina pricing, energy prices, both in the United States and Europe, costs associated with our other key raw materials and supply and availability of those key raw materials, including power (and related natural gas and coal), and the likelihood and extent of any power curtailments; Our assessment of power prices and availability for our U.S. and European operations; The impact of the wars in Ukraine and in the Middle East, including any related impacts on global energy markets and/or any sanctions and export controls targeting Russia and businesses tied to Russia and to sanctioned entities and individuals, including any possible impact on our business, operations, financial condition, results of operations, and global supply chains; The future financial and operating performance of the Company and its subsidiaries; Our ability to successfully manage market risk and to control or reduce costs; Our plans and expectations with respect to future operations of the Company and its subsidiaries, including any plans and expectations to curtail or restart production, including the expected impact of any such actions on our future financial and operating performance; Our plans and expectations with regards to future operations of our Mt. Holly smelter, including our expectations as to the restart of curtailed production at Mt. Holly including the timing, costs and benefits associated with restarting curtailed production; Our plans with regards to future operations of our Hawesville smelter, including our expectations as to the timing, costs and benefits associated with restarting curtailed production; Our plans and expectations with regards to the Grundartangi casthouse project, including our expectations as to the timing, costs and benefits associated with it; Our plans and expectations with respect to the acquisition of a 55% interest in Jamalco, including our expectations as to the costs and benefits associated with this transaction; Our ability to successfully obtain and/or retain competitive power arrangements for our operations; The impact of Section 232 relief, including tariffs or other trade remedies, the extent to which any such remedies may be changed, including through exclusions or exemptions, and the duration of any trade remedy; The impact of any new or changed law or regulation, including, without limitation, sanctions or other similar remedies or restrictions or any changes in interpretation of existing laws or regulations; Our anticipated tax liabilities, benefits or refunds including the realization of U.S. and certain foreign deferred tax assets and liabilities; Our ability to qualify for and realize potential tax benefits under the Inflation Reduction Act of 2022 and the anticipated amounts of such benefits; Our ability to realize the full amount of the DOE $500 million grant, to negotiate favorable terms and conditions related to such grant, to raise additional capital through additional grants, incentives, subsidized loans and other debt and equity funding to support construction of a new aluminum smelter; Our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; Our ability to repay or refinance debt in the future; Our ability to recover losses from our insurance; Our assessment and estimates of our pension and other postretirement liabilities, legal and environmental liabilities and other contingent liabilities; Our assessment of any future tax audits or insurance claims and their respective outcomes; Negotiations with current labor unions or future representation by a union of our employees; Our assessment of any information technology-related risks, including the risk from cyberattacks or other data security breaches, including the cybersecurity incident that occurred on February 16, 2022; Our plans and expectations regarding potential M&A and joint venture activity including our ability to consummate such transactions and our assessments of certain risks associated with the same, including, for example, unforeseen costs and expenses associated with unidentified liabilities, and difficulties integrating an acquired asset into our existing operations; and Our future business objectives, plans, strategies and initiatives, including our competitive position and prospects.

Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings made with the Securities and Exchange Commission. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, the reader is cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	June 30,	March 31,
	2024	2024
NET SALES:
Related parties	$324.2	$315.0
Other customers	236.6	174.5
Total net sales	560.8	489.5
Cost of goods sold	540.4	473.0
Gross profit	20.4	16.5
Selling, general and administrative expenses	12.3	14.1
Other operating expense - net	1.7	0.5
Operating income	6.4	1.9
Interest expense	(10.3)	(9.2)
Interest income	0.6	0.7
Net gain (loss) on forward and derivative contracts	(4.0)	7.4
Bargain purchase gain	—	245.9
Other income (loss) - net	1.1	(1.5)
Income (loss) before income taxes	(6.2)	245.2
Income tax expense	(0.5)	(0.5)
Net income (loss)	(6.7)	244.7
Net loss attributable to noncontrolling interests	(4.2)	(2.1)
Net income (loss) attributable to Century stockholders	(2.5)	246.8
Less: net income allocated to participating securities	—	13.2
Net income (loss) allocated to common stockholders	$(2.5)	$233.6

INCOME (LOSS) ATTRIBUTABLE TO CENTURY STOCKHOLDERS PER COMMON SHARE:
Basic	$(0.03)	$2.52
Diluted	(0.03)	2.26
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	92.7	92.7
Diluted	92.7	98.7

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
(Unaudited)
	June 30, 2024	December 31, 2023
ASSETS
Cash and cash equivalents	$41.3	$88.8
Restricted cash	1.5	1.5
Accounts receivable - net	83.7	53.7
Non-trade receivables	53.5	36.2
Due from affiliates	7.5	20.2
Manufacturing credit receivable	57.1	59.3
Inventories	467.5	477.0
Derivative assets	5.4	2.9
Prepaid and other current assets	18.4	27.5
Total current assets	735.9	767.1
Property, plant and equipment - net	971.5	1,004.2
Other assets	97.8	75.2
TOTAL ASSETS	$1,805.2	$1,846.5
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$200.3	$249.5
Accrued compensation and benefits	38.2	38.1
Due to affiliates	108.3	101.4
Accrued and other current liabilities	49.5	50.9
Derivative liabilities	2.7	1.4
Deferred credit - preliminary bargain purchase gain	—	273.4
Current debt due to affiliates	10.0	10.0
Current maturities of long-term debt	19.1	38.3
Total current liabilities	428.1	763.0
Long-term debt	451.3	430.9
Accrued benefits costs - less current portion	120.2	120.3
Deferred taxes	73.4	72.4
Asset retirement obligations - less current portion	49.9	49.5
Other liabilities	99.4	66.3
Total noncurrent liabilities	794.2	739.4
TOTAL LIABILITIES	$1,222.3	$1,502.4

SHAREHOLDERS’ EQUITY:
Series A Preferred stock (one cent par value, 5,000,000 shares authorized; 160,000 issued and 52,238 outstanding at June 30, 2024; 160,000 issued and 52,284 outstanding at December 31, 2023)	—	—
Common stock (one cent par value, 195,000,000 authorized; 99,925,610 issued and 92,739,089 outstanding at June 30, 2024; 99,876,385 issued and 92,689,864 outstanding at December 31, 2023)	1.0	1.0
Additional paid-in capital	2,544.7	2,542.9
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(98.1)	(97.9)
Accumulated deficit	(1,759.8)	(2,004.1)
Total Century shareholders’ equity	601.5	355.6
Noncontrolling interests	(18.6)	(11.5)
Total equity	582.9	344.1
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,805.2	$1,846.5

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Six months ended June 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$238.0	$(32.0)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Unrealized (gain) loss on derivative instruments	(3.7)	66.3
Depreciation, depletion and amortization	41.7	31.5
Change in deferred tax benefit (expense)	0.6	(12.6)
Gain on sale of assets	(2.3)	—
Bargain purchase gain	(245.9)	—
Other non-cash items - net	0.5	3.7
Change in operating assets and liabilities, net of acquisition:
Accounts receivable - net	(37.4)	26.0
Non-trade receivables	(1.6)	—
Manufacturing credit receivable	(23.8)	—
Due from affiliates	12.8	(12.2)
Inventories	9.4	(18.5)
Prepaid and other current assets	10.0	7.7
Accounts payable, trade	(13.4)	(72.9)
Due to affiliates	8.8	7.7
Accrued and other current liabilities	(0.5)	3.0
Other - net	3.5	0.4
Net cash used in operating activities	(3.3)	(1.9)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(46.6)	(36.6)
Proceeds from sale of assets	2.3	—
Acquisition of subsidiary, net of cash acquired	—	19.4
Net cash used in investing activities	(44.3)	(17.2)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facilities	297.9	407.8
Repayments under revolving credit facilities	(321.6)	(396.6)
Repayments under Iceland term facility	(1.2)	(6.1)
Borrowings under Grundartangi casthouse debt facility	25.0	20.0
Net cash provided by financing activities	0.1	25.1
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(47.5)	6.0
Cash, cash equivalents and restricted cash, beginning of period	90.3	55.5
Cash, cash equivalents and restricted cash, end of period	$42.8	$61.5

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(in millions, except shipments)
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)

	United States		Iceland		Total
	Tonnes	Sales $	Tonnes	Sales $	Tonnes	Sales $
2024
2nd Quarter	93,805	$266.5	74,103	$185.8	167,908	$452.3
1st Quarter	97,602	$258.1	77,025	$189.5	174,627	$447.6

2023
2nd Quarter	97,224	$296.4	76,425	$212.3	173,649	$508.7
1st Quarter	102,430	317.6	78,735	210.1	181,165	527.7
(1) Excludes scrap aluminum sales, purchased aluminum and alumina sales.

CENTURY ALUMINUM COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended
	June 30, 2024		March 31, 2024
	$MM	EPS	$MM	EPS[1]
Net (loss) income attributable to Century stockholders	$(2.5)	$(0.03)	$246.8	$2.66
Less: net (loss) income allocated to participating securities	—	—	13.2	0.14
Net (loss) income allocated to common stockholders	(2.5)	(0.03)	233.6	2.52
Lower of cost or NRV inventory adjustment, net of tax	(2.0)	(0.02)	(6.4)	(0.07)
Unrealized loss (gain) on derivative contracts, net of tax	1.7	0.02	(3.3)	(0.04)
Bargain purchase gain	—	—	(245.9)	(2.65)
Share-based compensation	3.5	0.04	3.5	0.04
Jamalco equipment failure	—	—	4.7	0.05
Impact of preferred and convertible shares	—	—	10.8	0.12
Adjusted net income (loss) attributable to Century stockholders	$0.7	$0.01	$(3.0)	$(0.03)

	Three months ended
	June 30, 2024	March 31, 2024
Net (loss) income attributable to Century stockholders	$(2.5)	$246.8
Add: Net loss attributable to noncontrolling interests	(4.2)	(2.1)
Net (loss) income	(6.7)	244.7
Interest expense	10.3	9.2
Interest income	(0.6)	(0.7)
Net loss (gain) on forward and derivative contracts	4.0	(7.4)
Bargain purchase gain	—	(245.9)
Other (income) expense - net	(1.1)	1.5
Income tax expense	0.5	0.5
Operating income	6.4	1.9
Lower of cost or NRV inventory adjustment	(1.8)	(7.0)
Share-based compensation	3.5	3.5
Jamalco equipment failure	—	8.5
Depreciation, depletion and amortization	21.9	21.9
Adjusted EBITDA	30.0	28.8
Less: Adjusted EBITDA attributable to noncontrolling interests	(4.2)	3.8
Adjusted EBITDA attributable to Century stockholders	34.2	25.0

Contact
Ryan Crawford
(Investors and media)
312-696-3132
Source: Century Aluminum Company